UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbols(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 26, 2019, Quanterix Corporation, a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Inro Biomedtek Aktiebolag, Norsun konsult AB and Management och Skog i Umeå AB (collectively, the “Shareholders”), the shareholders of UmanDiagnostics AB, a Swedish company located in Umea, Sweden (“Uman”), and Niklas Norgren, as the Shareholders’ representative. Pursuant to the terms of the Purchase Agreement, the Company has agreed to purchase from the Shareholders all of the issued and outstanding shares of capital stock of Uman (the “Transaction”) for an aggregate purchase price of $22.5 million, comprised of (i) $16.0 million in cash plus (ii) 191,154 shares of the Company’s common stock (representing $6.5 million based on the average closing price of the Company’s common stock on the Nasdaq Global Market for the ten (10) trading days prior to June 26, 2019). The Purchase Agreement also provides for $2.25 million of the purchase price to be placed in an escrow account to satisfy potential indemnification obligations to the Company. The Transaction is expected to close with respect to 95% of the outstanding shares of capital stock of Uman on or about July 1, 2019 and with respect to the remaining 5% of the outstanding shares of capital stock of Uman on or about August 2, 2019.

The Transaction is subject to various closing conditions, including that Uman conduct its business in the ordinary course of business and in compliance with all applicable laws, maintain and preserve intact its present business organization and the goodwill of those having business relationships with it and retain the services of its present employees, and refrain from taking certain material actions. The Transaction does not require regulatory approval. The Purchase Agreement contains additional covenants of the parties, including, among other things, non-competition and non-solicitation restrictions on the Shareholders and obligations of the Company to use commercially reasonable efforts in the ordinary course of business to maintain Uman’s facilities in Umea, Sweden for three years. In addition, the Shareholders will be prohibited from selling or otherwise disposing of, except in limited circumstances, the shares of the Company’s common stock to be issued to the Shareholders as part of the purchase price, which lapses as to 50% of the shares after one year, 25% of the shares after two years and 25% of the shares after three years.

The Purchase Agreement also includes customary representations, warranties and covenants of the Company and the Shareholders. The representations and warranties made by each party were made solely for the benefit of the other party and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Purchase Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other party in disclosure schedules to the Purchase Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement, and as of the first closing date.  The Purchase Agreement also contains post-closing indemnification provisions pursuant to which the Company will be indemnified against losses resulting from certain events, including breaches of representations and warranties, covenants and certain other matters.

The Purchase Agreement contains customary termination provisions for each of the Company and the Shareholders under certain circumstances, including if a material breach or inaccuracy of the representations and warranties or failure to perform any covenant or agreement of the Purchase Agreement has occurred. In addition, either party may terminate the agreement if the Transaction is not completed on or before August 31, 2019.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing dates of the Transaction, payment of the purchase price and issuance of the shares of the Company’s common stock in the Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company, Uman or the Shareholders, before or after the Transaction, may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including the timing and completion of the first and second closings of the Transaction and the parties’ ability to satisfy the closing conditions of the Purchase Agreement. Further information on the factors and risks that could affect the Company’s business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent the Company’s estimate as of the date of this report. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 3.02.                                        Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, the Company will issue unregistered shares of the Company’s common stock to the Shareholders. The number of shares to be issued, the nature of the transaction and the nature and amount of consideration received by the Company are described in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02.

The shares to be issued by the Company to the Shareholders in the Transaction will be issued in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 8.01.                                        Other Events.

On June 26, 2019, the Company issued a press release announcing the entry into the Purchase Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Share Purchase Agreement, dated as of June 26, 2019, by and among the Company, Inro Biomedtek Aktiebolag, Norsun konsult AB, Management och Skog i Umeå AB and Niklas Norgren.

99.1	Press Release dated June 26, 2019 issued by Quanterix Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Amol Chaubal
Amol Chaubal
Chief Financial Officer

Date: June 26, 2019